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                                                                    Exhibit 23.1








                          CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Griffin Land & Nurseries, Inc. of our report dated April 7, 1997, relating to the combined financial statements of Griffin Land & Nurseries, Inc. which appears on page F-9 of the Form 10/A of Griffin Land & Nurseries, Inc.




/s/ PRICE WATERHOUSE LLP


Price Waterhouse LLP

New York, New York
June 30, 1997